                            LIMITED POWER OF ATTORNEY
                                     FOR
                               ANALEX CORPORATION
                            SECTION 16(a) FILINGS

    Know all by these presents, that the undersigned hereby constitutes and appoints each of Ronald B. Alexander and Deborah J. Hickox of Analex Corporation
and Shannon A.G. Knotts and Jonathan F. Wolcott of Holland & Knight, LLP,
signing or acting singly, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to:

    (1) Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director and/or stockholder of the Company,
          Forms 3, 4, and 5 and amendments thereto in accordance with Section
          16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

    (2) Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
          Form 3, 4, or 5 or amendment thereto and timely file such form with
          United States Securities and Exchange Commission (the "SEC") and any
          stock exchange or similar authority; and

    (3) Take any other action of any type whatsoever which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

    The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transaction in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

    The attorneys-in-fact named above agree to this appointment subject to its terms.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 18 day of June, 2003.

                                                         /s/ Heinz L. Wimmer
                                                         -----------------------
                                                         Signature of Reporting
                                                         Person or Entity

                                                         Heinz L. Wimmer
                                                         -----------------------
                                                         Print Name of Reporting
                                                         Person or Entity

                                    STATE OF
                                     FAIRFAX

                                    COUNTY OF
                                    VIRGINIA

In Alexandria, on the 18th day of June, 2003 before me, a Notary Public in and for the above state and county, personally appeared Heinz L. Wimmer, known to me or proved to be the person named in and who executed the foregoing instrument, and being first duly sworn, such person acknowledged that he or she executed said instrument for the purposes therein contained as his or her free and voluntary act and deed.

/s/ [Illegible]
----------------------------
NOTARY PUBLIC

My Commission Expires: My Commission Expires December 31, 2004
                (SEAL)

[STAMP]